UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

Commission File Number: 000-55843

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0806545
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550

San Jose, CA 95131 USA

(408) 324-0588

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On November 13, 2017 (Japanese Standard Time), Techpoint, Inc. (the “Company”) filed with the Tokyo Stock Exchange a Japanese report referred to as “Kessan Tanshin”, which contained the Company’s financial results for the quarter ended September 30, 2017 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, except the following supplemental information is provided:

•	In the Tanshin, the Company includes a financial results forecast for the year ending December 31, 2017 as follows (in thousands, except for per share amounts):
Year Ending December 31,	Revenue	Income from operations	Income before income taxes	Net income
2017	$31,181	$5,784	$5,718	$3,751

Year Ending December 31,	Basic EPS (1)	Diluted EPS (2)
2017	$0.25	$0.23

(1)	Calculated using 15,165,000 for the weighted average number of shares.
(2)	Calculated using 16,089,000 for the weighted average number of shares.

Note to financial results forecast:  The above estimates are based on certain assumptions made by the Company’s management as of the date hereof.  These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances.  Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company’s actual results to differ materially from the above estimates.  Although the Company’s management believes that these assumptions are reasonable, the Company cannot assure you that the Company’s business will develop in accordance with these estimates.  Investors are cautioned not to rely on these estimates as it is highly likely that actual results will differ, perhaps materially.  These risks include the risk factors detailed in the Company’s Securities and Exchange Commission filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2017. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

•	In the Tanshin, the Company includes a dividend forecast for the year ending December 31, 2017, which is $0.

•

In the Tanshin, for the nine months ended September 30, 2017, the Company presents non-GAAP financial information based on the exclusion of $0.7 million stock-based compensation expense which results in non-GAAP income from operations of $6.4 million and net income of $4.2 million assuming an estimated 34% effective tax rate.

GAAP to Non-GAAP Reconciliation:

Nine Months Ending September 30, 2017	Income from operations	Net income
GAAP	$5,689	$3,697
Stock-based compensation expense	733	733
Adjustment for taxes (1)	—	(249)
Non-GAAP	$6,422	$4,181

(1) Adjustment for taxes based on assumed 34% effective tax rate.

Note to non-GAAP financial information: The Company uses non-GAAP measures of adjusted income from operations and net income, which are adjusted from results based on GAAP to exclude certain expenses.  These non-GAAP financial measures may be provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future.  Specifically, the Company’s management believes that non-GAAP results provide useful information to the Company’s board of directors, management and investors as these non-GAAP results exclude certain expenses that management believes are not indicative of the Company’s core operating results.  These non-GAAP results are some of the primary measurements management uses to assess the Company’s performance, allocate resources and plan for future periods.  Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results.  These non-GAAP measures may differ from the non-GAAP measures reported by other companies in the Company’s industry.

•

In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information.  The numbers were translated at 112.73 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per the Bank of Tokyo—Mitsubishi UFJ as of September 29, 2017.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Tanshin includes forward-looking statements that involve a number of risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results may differ from those anticipated or expressed in these forward-looking statements as a result of various factors, including those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the Securities and Exchange Commission, and the differences may be material. All statements other than statements of historical facts contained in the Tanshin, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “plan,” “project,” “intend,” “expect” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those set forth in the Company’s Quarterly Report on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in the Tanshin may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

•	our future financial performance, including our revenue, cost of sales and operating expenses;
•	our market opportunity and our ability to effectively manage or sustain our growth;
•	our ability to attract and retain end-customers in our current or future target markets;
•	our ability to continue to develop new technologies and obtain and maintain intellectual property rights protecting such technologies;
•	new product releases and timing;
•	anticipated trends, key factors and challenges in our business and the competition that we face;
•	our liquidity and working capital requirements;
•	our expectations regarding future payments of dividends; and
•	our expectations regarding future expenses and investments.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Any forward-looking statement made by us in the Tanshin speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of the Tanshin, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Techpoint, Inc.

Date: November 13, 2017	By:	/s/ Yukiko Tegarden
Yukiko Tegarden
Chief Financial Officer (Principal Financial and Accounting Officer)

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